                                                                   EXHIBIT 10.52


     The undersigned, Partech Holdings Corporation ("Partech") and M.S. Farrell & Company, Inc. ("MSF") in consideration of the mutual promises and covenants contained herein, agree as follows:

     1. That Partech grants options to MSF to purchase shares of Partech's common stock, as follows: (a) 100,000 shares at eighty-one and one-quarter cents ($.8125) per share; and (b) 75,000 shares at one dollar ($1.00) per share. The foregoing 100,000 shares and 75,000 shares of Partech's common stock are hereinafter referred to collectively as "The Shares." The Shares shall be purchased by MSF by April 30, 1994, otherwise all rights of MSF to purchase The Shares shall expire and be held for naught.

     2. The Shares will be registered by Partech under the Securities Act of 1933 (the "Act").

     3. Upon purchase of The Shares: (a) MSF will deliver an executed subscription agreement to Partech in the form attached hereto as Exhibit A and will deliver payment to Partech by certified check; and (b) Partech will deliver to MSF The Shares which will at delivery be registered under the Act, unrestricted, unlegended, and free of any stop transfer instructions to or on the records of Partech's transfer agent. Partech further agrees that after delivery of The Shares to MSF, Partech will not take any action that would cause The Shares to become unregistered under the Act, restricted, legended or subject to any stop transfer instruction to or on the records of Partech's transfer agent.

     4. Within three (3) days of the execution of this document, Partech agrees to deliver to MSF any and all documents, instruments and information to be received by MSF pursuant to the subscription agreement.

     5. Partech hereby represents and warrants to and agrees with MSF that The Shares are issued and to be issued in consideration for bonafide consulting services, rendered by MSF to Partech, that were not connected to or with the offer or sale of securities in a capital raising transaction.

     6. MSF hereby represents and warrants to and agrees with Partech that The Shares are issued and to be issued in consideration for bonafide consulting services, rendered by MSF to Partech, that were not connected to or with the offer or sale of securities in a capital raising transaction.

     7. This document shall not be binding upon either party until and unless it is manually executed by both parties and each party has received a copy manually executed by the other party.


M.S. Farrell & Company, Inc.               Partech Holdings Corporation


By:                                        By:      /s/ JOHN E. RAYL
    --------------------------                 ------------------------------
    Martin F. Schacker,                        John E. Rayl,
    Chief Executive Officer                    Chief Executive Officer

Date:  April ____, 1994                    Date:  April 6, 1994

                                                                       EXHIBIT A


                          PARTECH HOLDINGS CORPORATION
                          STOCK SUBSCRIPTION AGREEMENT


 NAME OF SUBSCRIBER:    M. S. FARRELL & COMPANY, INC.
                        -----------------------------

 NUMBER OF UNITS TO BE ACQUIRED:  175,000 SHARES OF $.05 PAR VALUE COMMON STOCK
                                  ---------------------------------------------

 CONSIDERATION TO BE TENDERED:  CASH IN THE AGGREGATE AMOUNT OF $156,250
                                ----------------------------------------


      THIS STOCK SUBSCRIPTION AGREEMENT is between PARTECH HOLDINGS CORPORATION (hereinafter the "Company") and M. S. FARRELL & COMPANY, INC., 67 Wall Street, New York, New York 10005 ("Subscriber") pursuant to the terms of this Agreement.

      SECTION 1. GENERAL. This Agreement sets forth the terms under which an Subscriber will invest in the Company. The Subscriber's execution of this Agreement constitutes an irrevocable offer to purchase the number of shares of $0.05 par value common stock of the Company (hereinafter the "Shares") set forth hereinabove. If the Subscriber's subscription is accepted by the Company, the Subscriber's execution of this Agreement will constitute its agreement to be bound by all of the terms and conditions of the Articles of Incorporation, Bylaws, and Code of Regulations of the Company, as well as the terms and conditions set forth in this Agreement.

      SECTION 2. SUBSCRIBER'S SUBSCRIPTION. The Subscriber hereby subscribes and agrees to pay for the Shares in the amount indicated above (the "Subscription Amount") and together herewith tenders the Subscription Amount to the Company.

      SECTION 3. RIGHT TO REJECT. The Subscriber understands that the Company reserves the right in its sole discretion to reject all or any part of any subscription. The Subscriber will be notified promptly by the Company whether the Subscriber's subscription has been accepted. If the Subscriber's subscription is not accepted, the Subscription Amount shall be promptly refunded, together with interest earned, if any.

      SECTION 4.  REPRESENTATIONS AND WARRANTIES.   As an inducement to the
 Company to accept this subscription and sell the Shares to Subscriber, Subscriber hereby represents and warrants to the Company as follows:

      (a) Subscriber or Subscriber's duly appointed and qualified investment advisor has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

      (b) Subscriber has received a copy of the Company's Form 10-K for the fiscal year ending April 30, 1993 and the Company's Form 10-Q for the quarter ending January 31, 1994, and the Prospectus dated April 8, 1994 (the "Information") and Subscriber has read the Information in deciding to acquire shares of stock in the Company;

      (c) Subscriber has evaluated the risks of receiving the Shares as consideration;

      (d) Subscriber has been given the opportunity to ask questions of, and receive answers from, the Company concerning the financial conditions of the Company and to obtain additional information necessary to verify the accuracy of the information as Subscriber desires in order to evaluate the Company and the Shares;

      (e) Subscriber or Subscriber's representative have made all inquiries of the Company they deem necessary in evaluating the Company;

      (f) Subscriber understands (i) the Company's financial and operating history is set forth in the Information, (ii) the Shares are speculative investments that involve a high degree of risk, and (iii) the Company, its officers, directors, and employees, and their affiliates may perform services on behalf of the Company and may receive substantial fees, distributions, and compensation for performing these services;

      (g) the Shares are being acquired by Subscriber in good faith and issued to Subscriber pursuant to a registration statement filed with the Securities and Exchange Commission on SEC Form S-8;

      (h) Subscriber understands that the Shares are being issued subject to a registration on SEC Form S-8 under the Securities Act of 1933 (the "Act") and such other applicable state securities law, and agrees that the Shares may be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed only in compliance with the Act and any applicable state securities law. Subscriber understands the legal consequences of the foregoing to mean that Subscriber must bear the economic risk of an investment in the Shares;

      (i) Subscriber understands no federal or state agency has made any finding or determination as to the fairness for investment, or any recommendation or endorsement, of the Company or the Shares; and

      (j) all of the representations and warranties of Subscriber contained in this Agreement and information furnished by Subscriber as a part of this Agreement are true, correct, and complete in all respects.

      The foregoing representations, warranties, agreements, undertakings, and acknowledgments are made by Subscriber with the intent that they be relied upon in determining Subscriber's suitability as a transferee of Shares, and Subscriber agrees that those representations, warranties, agreements, undertakings, and acknowledgments shall survive Subscriber admission as a shareholder of the Company. In addition, Subscriber undertakes to notify the Company immediately of any change in any representation, warranty, or other information relating to the Subscriber set forth in this Agreement.

      SECTION 5. SECURITIES LAWS. NO STATE, FEDERAL OR OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION. IN ADDITION, THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      SECTION 6.  MISCELLANEOUS.

      (a)   This Agreement shall be irrevocable.

      (b) All pronouns contained in this Agreement and any variations of such pronouns shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties to the Agreement may require.

      (c) This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York with respect to all matters arising under this Agreement.

      IN WITNESS WHEREOF, this Agreement has been executed by the undersigned Subscriber on the date indicated below.

 M. S. FARRELL & COMPANY, INC.


 By:                                             Date:
      ----------------------------------------          -----------------------
                                      Title

 67 Wall Street
 ---------------------------------------------   ------------------------------
 Address                                         Employer I. D. Number

 New York           New York         10005
 ---------------------------------------------
 City                State            Zip Code


 Accepted this _____ day of April, 1994, by:

 PARTECH HOLDINGS CORPORATION


 By:
      ----------------------------------------
                                       Title